Exhibit 99.2
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                            AGREEMENT BY AND BETWEEN
                            PROVIDIAN NATIONAL BANK,
                              TILTON, NEW HAMPSHIRE
                                       and
                  THE OFFICE OF THE COMPTROLLER OF THE CURRENCY

     Providian National Bank, Tilton, New Hampshire (the "Bank") and the Comptroller of the Currency of the United States of America (the "Comptroller") wish to protect the interests of the depositors, other customers, and shareholders of the Bank, and, toward that end, wish the Bank to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

     The Comptroller, through his National Bank Examiner, is conducting an examination of the Bank and his preliminary findings have been communicated to the Bank.

     In consideration of the above premises, it is agreed, between the Bank, by and through its duly elected and acting Board of Directors (the "Board"), and the Comptroller, through his authorized representative, that the Bank shall operate at all times in compliance with the articles of this Agreement.

                                    ARTICLE I
                          FORCE AND EFFECT OF AGREEMENT

     (1) This Agreement shall be construed to be a "written agreement entered into with the agency" within the meaning of 12 U.S.C.ss. 1818(b)(1).

     (2) This Agreement shall be construed to be a "written agreement between such depository institution and such agency" within the meaning of 12 U.S.C.ss. 1818(e)(1) and 12 U.S.C.ss.1818(i)(2).

     (3) This Agreement shall be construed to be a "formal written agreement" within the meaning of 12 C.F.R.ss.5.51(c)(6)(ii). See 12 U.S.C. ss. 1831i.

     (4) This Agreement shall not be construed to constitute a written agreement, order or directive within the meaning of 12 C.F.R.ss. 6.4(b)(iv)
(2001).

     (5) All reports or plans the Bank or Board are required to submit to the Office of the Comptroller of the Currency (the "OCC") pursuant to this Agreement shall be submitted to:

          Ronald G. Smart
          Senior Credit Advisor
          National Bank Examiner
          Office of the Comptroller of the Currency
          50 Fremont Street, Suite 3900
          San Francisco, California 94105


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and a copy shall be sent to:

          Jerilyn Gilland
          Deputy Comptroller
          Special Supervision/Fraud
          Office of the Comptroller of the Currency
          250 E St., SW Mail Stop 6-4
          Washington, DC 20219

          and;

          Robert W. Hedgecoke
          National Bank Examiner
          Office of the Comptroller of the Currency
          9633 South 48th Street,
          Suite 265
          Phoenix, Arizona 85044

                                   ARTICLE II
                              COMPLIANCE COMMITTEE

     (1) Within three (3) business days after the date of this Agreement, the Board shall create a committee composed of at least three Bank senior executive officers or members of the Board which shall be responsible for ensuring, monitoring and coordinating the Bank's compliance and implementation of the provisions of this Agreement (the "Compliance Committee").

     (2) The Compliance Committee shall meet at least monthly.

     (3) Within fifteen (15) days of the end of each month, the Compliance Committee shall submit a written progress report to the Board setting forth in detail:

            (a) actions taken to comply with each Article of this Agreement; and
            (b)  the results of those actions.

     (4) Within twenty (20) days of the end of each month, the Board shall forward a copy of the Compliance Committee's report, with any additional comments by the Board, to the OCC.

                                   ARTICLE III
               DECLARATION OF DIVIDENDS AND REDUCTIONS IN CAPITAL

     (1) Effective immediately, the Bank shall not declare or pay a dividend, or make a capital distribution, without obtaining the prior written consent of the OCC.


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                                   ARTICLE IV
                             RESTRICTIONS ON GROWTH

     (1) Effective immediately, the Bank shall not solicit, authorize or accept any new accounts within the "Standard Market." This prohibition shall not apply to pre-approved accounts already mailed out or applications in process as of the date of execution of this Agreement.

     (2) For purposes of this Article, "Standard Market" shall mean all of the Bank's loan segments identified by the Bank as being in the "Standard Market" and all other loans with similar credit characteristics and/or credit scores, including but not limited to Standard Market segments identified by the Bank as being in the Medium, Low/VeryLow, Other Aria+ Pay Pal, Aria Discontinued, New Secured, High Risk/Starter, No Credit, and Direct TV segments.

     (3) On or before December 7, 2001, the Bank shall prepare and submit to the OCC a plan to restrict the growth of the Bank ("Growth Restriction Plan"). The Growth Restriction Plan must be acceptable to the OCC and shall include, at a minimum:

            (a) limitations on credit line increases within the Standard Market accounts;
            (b) limitations on new accounts and credit line increases in the remaining segments of accounts, and tightened credit standards on all higher risk accounts in the segment; and
            (c) a preclusion from increasing the Bank's average total assets at any calendar quarter end (commencing with the quarter ending December 31, 2001) more than two and one-half (2 1/2) percent over its average total assets at the end of the preceding calendar quarter, unless and until the Bank's Capital Plan pursuant to Article V has been accepted by the OCC.

     (4) Upon completion, the Growth Restriction Plan shall be submitted to the OCC for prior determination of no supervisory objection. Upon receiving a written determination of no supervisory objection from the OCC, the Bank shall implement and thereafter adhere to the Growth Restriction Plan. The Board shall review and update the Growth Restriction Plan on a quarterly basis, or more frequently if requested by the OCC. Copies of the reviews and updates shall be submitted to the OCC.

     (5) For the purposes of the quarter ending December 31, 2001 only:

            (a) the Bank's total average assets may be calculated by reference to the total assets of the Bank as of October 31, 2001, November 30, 2001 and December 31, 2001, but thereafter the calculation must be made by reference to each day within the quarter; and
            (b) if the Bank is unable to limit the growth of its average total assets for the quarter ending December 31, 2001 by two and one-half
(2 1/2) percent because it is unable to complete a proposed securitization of approximately $900 million by December 31, 2001 and the securitization was delayed for reasons beyond the Bank's control and is completed within a reasonable time thereafter, not to exceed January 31, 2002, the OCC may, in its sole discretion, upon application from the Bank, grant forbearance from this provision.


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     (6) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the Growth Restriction Plan developed pursuant to this Article.

                                    ARTICLE V
                                  CAPITAL PLAN

     (1) On or before November 30, 2001, the Bank shall prepare and submit to the OCC a three-year Capital Plan (the "Capital Plan"), provided that a draft of the Capital Plan shall be submitted on or before November 26, 2001. The Capital Plan must be acceptable to the OCC and shall include, at a minimum:

            (a) establishment and maintenance of adequate capital in an amount consistent with the capital levels prescribed by the FFIEC EXPANDED GUIDANCE FOR SUBPRIME LENDING PROGRAMS in OCC Bulletin 2001-6;
            (b) projections for growth and capital levels based upon a detailed analysis of the Bank's assets, liabilities, earnings, fixed assets, and off-balance sheet activities;
            (c)  projections of the sources and timing of additional  capital to meet the Bank's current and future needs;
            (d) the primary source(s) from which the Bank will strengthen its capital structure to meet the Bank's needs;
            (e) a contingency plan that identifies alternative sources should the primary source(s) under subparagraph (d) above be unavailable;
            (f)  a  dividend   policy  that  permits  the  declaration  of  a
dividend only:
                 (i)   when the Bank is in compliance with its approved
            Capital Plan;
                 (ii) when the Bank is in compliance with 12 U.S.C.ss.ss. 56 and 60; and
            (g) the execution of a Capital and Liquidity Assurances Agreement entered into by and between the Bank and Providian Financial Corporation.

     (2) The terms of the Capital and Liquidity Assurances Agreement referenced in Paragraph (1) above shall provide, among other things, that Providian Financial Corporation commits to support, through capital contributions in the form of cash or other qualified assets, each of the capital levels set forth in the Capital Plan as accepted by the OCC, and the liquidity needs of the Bank.

     (3) Upon completion, the Bank's Capital Plan shall be submitted to the OCC for prior determination of no supervisory objection. Upon receiving a written determination of no supervisory objection from the OCC, the Bank shall implement and thereafter adhere to the Capital Plan. The Board shall review and update the Bank's Capital Plan on a quarterly basis, or more frequently if requested by the OCC. Copies of the reviews and updates shall be submitted to the OCC.

     (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the Capital Plan developed pursuant to this Article.


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     (5) If the OCC determines, in its sole discretion, that the Bank has failed to implement or adhere to the Capital Plan, then, within ten (10) business days of receiving written notice from the OCC of such fact, the Bank shall develop and submit to the OCC for its review and prior determination of no supervisory objection a Contingency Plan detailing the Board's proposal to either: (i) sell or merge the Bank, or (ii) to liquidate the Bank, in conformance with 12 U.S.C. ss. 181, and in a manner that will result in no loss or cost to the Federal Deposit Insurance Corporation. The Bank agrees that it will not begin the liquidation process prior to securing the OCC's written determination of no supervisory objection to the Contingency Plan. After the OCC has advised the Bank in writing that it does not take supervisory objection to the Contingency Plan, the Board shall immediately implement, and shall thereafter ensure adherence to, the terms of the Contingency Plan. Failure to submit a timely, acceptable Contingency Plan may be deemed by the OCC, in the exercise of its discretion, to constitute a violation of this Agreement.

                                   ARTICLE VI
                       ALLOWANCE FOR LOAN AND LEASE LOSSES

     (1) On or before January 15, 2002, the Board shall review the adequacy of the Bank's Allowance for Loan and Lease Losses (the "Allowance") for assets on the books of the Bank, and shall establish and implement prior to submission of the December 31, 2001, Report of Condition and Income ("Call Report") a program for the Bank's maintenance of an adequate allowance at all times ("Allowance Program"). This review and Allowance Program shall be designed to be consistent with the comments on maintaining a proper allowance found in the Allowance for Loan and Lease Losses booklet of the Comptroller's Handbook, OCC Advisory Letter 96-8 dated August 6, 1997, entitled "Allowance for Loans and Lease Losses," and with the guidance prescribed by the FFIEC EXPANDED GUIDANCE FOR SUBPRIME LENDING PROGRAMS, OCC Bulletin 2001-6. The Bank's analysis shall include, but not be limited to, the following factors:

            (a)  results of the Bank's internal loan review process;
            (b) an estimate of inherent loss exposure on each pool of credit accounts originated or purchased by the Bank;
            (c)  loan loss experience;
            (d) trends of delinquent, nonaccrual and charged-off credit accounts;
            (e)  concentrations of credit in the Bank; and
            (f)  present and prospective economic conditions.

     (2) The Allowance Program required by paragraph (1) of this Article shall provide for an allowance for subprime loans sufficient to absorb at least all estimated credit losses on outstanding balances over the current operating cycle, typically 12 months. Estimates of credit losses should include accrued interest and other accrued fees (e.g., uncollected credit card fees or uncollected late fees) that have been added to the loan balances and, as a result, are reported as part of the Bank's loans on the balance sheet. The Bank may include these types of estimated losses in either the Allowance or a separate valuation allowance, which must be netted against the aggregated loan balance for regulatory reporting purposes. The Board and management are to ensure that the Bank's process for determining an adequate level for the Allowance is based on a comprehensive and adequately documented analysis of all significant factors. The consideration factors should include historical loss experience, ratio analysis, peer group analysis, and other


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quantitative analysis, as a basis for the reasonableness of the Allowance. To the extent that the historical net charge-off rate is used to estimate expected credit losses, it should be adjusted for changes in trends, conditions, and other relevant factors, including business volume, underwriting, risk selection, account management practices, and current economic or business conditions that may alter such experience. The Allowance must represent a prudent, conservative estimate of losses that allows a reasonable margin for imprecision. The Bank shall clearly document loss estimates and the Allowance methodology in writing. This documentation should describe the analytical process used, including:
            (a)  the portfolio segmentation methods applied;
            (b)  the loss forecasting techniques and assumptions employed;
            (c)  the definitions of terms used in ratios and model computations;
            (d)  the relevance of the baseline loss information used;
            (e)  any rationale for adjustments to historical experience; and
            (f) a reconciliation of forecasted loss rates to actual loss rates, with significant variances explained.

     (3) The Allowance Program shall provide for a review of the Allowance by the Board at least once each calendar quarter. Any deficiency in the Allowance shall be remedied in the calendar quarter it is discovered, prior to the filing of the Call Report, by additional provisions from earnings or capital. Written documentation shall be maintained indicating the factors considered and conclusions reached by the Board in determining the adequacy of the Allowance.

     (4) Upon completion, the Bank's Allowance Program shall be submitted to the OCC for prior determination of no supervisory objection. Upon receiving a written determination of no supervisory objection from the OCC, the Bank shall implement and shall thereafter adhere to the Allowance Program. The Board shall review and update the Bank's Allowance Program on a quarterly basis, or more frequently if requested by the OCC. Copies of the reviews and updates shall be submitted to the OCC.

     (5) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the Allowance Program developed pursuant to this Article.

                                   ARTICLE VII
                          RESTRICTIONS ON TRANSFERS TO
                      PROVIDIAN BANK, SALT LAKE CITY, UTAH

     (1) Notwithstanding any other provision of this Agreement, effective immediately, the Bank shall not originate, book, or transfer any of the assets subject to this Agreement to Providian Bank, Salt Lake City, Utah, without the prior written approval of the Federal Deposit Insurance Corporation.


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                                  ARTICLE VIII
                              CONCLUDING PROVISIONS

     (1) It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

     (2) Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement. Such time requirements may be extended in writing by the Comptroller or his duly authorized representative for good cause upon written application by the Board.

     (3) In each instance in this Agreement in which the Board is required to ensure adherence to, and undertake to perform certain obligations of the Bank, it is intended to mean that the Board will: (i) authorize and adopt such actions on behalf of the Bank as may be necessary for the Bank to perform its obligations and undertakings under the terms of this Agreement; (ii) require the timely reporting by Bank management of such actions directed by the Board to be taken under the terms of this Agreement; (iii) follow-up on any non-compliance with such actions in a timely and appropriate manner; and (iv) require corrective action be taken in a timely manner of any non-compliance with such actions.

     (4) This Agreement expressly does not form, and may not be construed to form, a contract binding on the OCC or the United States. Notwithstanding the absence of mutuality of obligation, or of consideration, the OCC may enforce any of the commitments or obligations herein undertaken by the Bank under its supervisory powers, including 12 U.S.C. ss. 1818(i), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the OCC has any intention to enter into a contract. The Bank also expressly acknowledges that no OCC officer or employee has statutory or other authority to bind the United States, the U.S. Treasury Department, the OCC, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the OCC's exercise of its supervisory responsibilities. The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or arrangements, or negotiations between the parties, whether oral or written.

     (5) The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or excepted, waived, or terminated in writing by the Comptroller.


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     IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set her hand on behalf of the Comptroller.


/s/ Leann G. Britton                                    November 21, 2001
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Leann G. Britton                                        Date
Senior Deputy Comptroller for
Midsize/Community     Bank Supervision


     IN TESTIMONY WHEREOF, the undersigned, as the duly elected Board of

Directors of the Bank, have hereunto set their hands on behalf of the Bank.

/s/ Darrell A. Hotchkiss                                November 21, 2001
-----------------------------------------------        -------------------------
Darrell A. Hotchkiss, Director                          Date

/s/ Janice B. Kitchen                                   November 21, 2001
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Janice B. Kitchen, Director                             Date


-----------------------------------------------        -------------------------
Shailesh Mehta, Director                                Date

/s/ Eric O'Brien                                        November 21, 2001
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Eric O'Brien, Director                                  Date

/s/ Dianne Peterson                                     November 21, 2001
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Dianne Peterson, Director                               Date